SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  June 30, 1999
                                                  ..............................

                            Questron Technology, Inc.
 ................................................................................
             (Exact name of registrant as specified in its charter)

          Delaware                   0-13324                 23-2257354
 ................................................................................
   (State or other jurisdiction    (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)

     6400 Congress Avenue, Suite 200A, Boca Raton, Florida       33487
 ................................................................................
    (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code (561) 241-5251
                                                   .............................

Item 2.  Acquisition or Disposition of Assets.

           On June 30, 1999, Questron Technology, Inc. (the "Company") acquired all of the capital stock of Capital Fasteners, Inc., a North Carolina corporation ("Capital"), and Action Threaded Products, Inc., an Illinois corporation ("Action"), and the net operating assets of Metro Form Corporation, an Ohio corporation d.b.a. Olympic Fasteners & Electronic Hardware ("Olympic"). Capital and Olympic are each providers of inventory logistics management programs and value-added distributors of fasteners and other related items to original equipment manufacturers and Action is a value-added distributor of stainless steel fasteners and related items. The combined 1998 revenues of the three acquired companies amounted to $35.8 million. Capital and Action will operate as wholly-owned subsidiaries of Questron Distribution Logistics, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company ("QDL"), and the net operating assets of Olympic were acquired by QDL.

           The purchase price for the capital stock of Capital was $10.65 million, consisting of approximately $8.0 million in cash, 169,935 shares of common stock, par value $.001 per share, of the Company (the "Common Stock") valued at approximately $650,000 and a note in favor of the former stockholder of Capital in the principal amount of $2 million. The purchase price for the capital stock of Action was $13.8 million, consisting of approximately $10.5 million in cash, 470,588 shares of Common Stock valued at approximately $1.8 million and notes in favor of the former stockholders of Action in the principal amount of $1.5 million in the aggregate. The purchase price for the net operating assets of Olympic was $9 million, consisting of approximately $6.5 million in cash, 261,438 shares of Common Stock valued at approximately $1.0 million and notes in favor of the stockholders of Olympic in the principal amount of $1.5 million in the aggregate. Additional purchase price consideration may be paid to the sellers of Capital, Action and Olympic based on future operating results of these businesses.

           In connection with the closing of each of the Capital, Action and Olympic acquisitions, the Company refinanced its existing bank debt and entered into new loan agreements which (i) paid off the existing bank debt; (ii) provided the cash portion of the purchase price for each of the acquisitions; and (iii) provided a revolving credit facility to be used for working capital purposes. The Company's financing sources are Albion Alliance Mezzanine Fund, L.P., Alliance Investment Opportunities Fund, L.L.C., The Equitable Life Assurance Society of the United States and IBJ Whitehall Bank & Trust Company, which, collectively, loaned $20,000,000 as senior subordinated lenders and Ableco Finance LLC and Congress Financial Corporation (Florida), an affiliate of First Union National Bank, which, together, provided $75,000,000 in a senior secured debt facility, of which $58,000,000 was drawn at the closing of the Capital, Action and Olympic acquisitions.

Item 5.  Other Events.

           Simultaneous with the closing of the Capital, Action and Olympic acquisitions, Robert V. Gubitosi, a director of the Company, was named President and Chief Financial Officer of the Company. Dominic A. Polimeni, who previously held the title of President of the Company, will remain Chairman of the Board and Chief Executive Officer of the Company.

853424.3

Item 7.  Financial Statements and Exhibits.

                  (a). and (b). The financial statements and pro-forma financial information, required as part of this Current Report on Form 8-K, will be filed not later than 60 days from the date of this report as an amendment to this report.

                  (c). Exhibits.

                       See Exhibit Index immediately following the signature page below.






853424.3

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               QUESTRON TECHNOLOGY, INC.

Date:  July 14, 1999                           By:   /s/  Dominic A. Polimeni
                                                     -------------------------
                                                     Name:  Dominic A. Polimeni
                                                     Title: Chairman and Chief
                                                            Executive Officer





853424.3

                                  EXHIBIT INDEX

Exhibit No.       Exhibit

2.1 Asset Purchase Agreement, dated as of March 11, 1999, by and between Questron Technology, Inc., Questron Distribution Logistics, Inc., and Metro Form Corporation, d.b.a. Olympic Fasteners & Electronic Hardware, and each of the persons listed on Schedule 1.1 thereto and signatory thereto (the "Olympic Purchase Agreement"), incorporated by reference to
                  Exhibit 10.20 to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 1999.

2.2               Amendment to the Olympic  Purchase  Agreement,  dated June 28,
                  1999.

2.3 Stock Purchase Agreement, dated as of April 26, 1999, between Questron Distribution Logistics, Inc., Questron Technology, Inc., James R. Gilchrist and Capital Fasteners, Inc. (the "Capital Purchase Agreement").

2.4               Amendment to the Capital  Purchase  Agreement,  dated June 25,
                  1999.

2.5 Letter Agreement, dated as of June 29, 1999, amending the Capital Purchase Agreement.

2.6 Stock Purchase Agreement, dated as of May 7, 1999, by and between Questron Technology, Inc, Questron Distribution Logistics, a Delaware corporation, Action Threaded Products, Inc. and the persons signatory thereto (the "Action Purchase Agreement").

2.7 Letter Agreement, dated as of June 29, 1999, amending the Action Purchase Agreement.

4.1 Form of 14.50% Senior Subordinated Note due June 30, 2005 (included as Attachment A to Exhibit 10.2 below).

4.2               Form of Senior A Note  (included as Exhibit  2.5(c) to Exhibit
                  2.2 above and Exhibit A to Exhibits 2.5 and 2.7 above).

4.3               Form of Senior B Note  (included as Exhibit  2.5(d) to Exhibit
                  2.2 above and Exhibit B to Exhibits 2.5 and 2.7 above).

10.1 Securities Purchase Agreement (identical agreement executed separately with each of four purchasers), dated as of June 29, 1999, by and between Questron Technology, Inc., Questron
                  Operating Company, Inc., and, separately, each of Albion Alliance Mezzanine Fund, L.P., Alliance Investment Opportunities Fund, L.L.C., The Equitable Life Assurance Society of the United States and IBJ Whitehall Bank & Trust Company.

10.2 Note Agreement, dated as of June 29, 1999, among Questron Operating Company, Inc. and Albion Alliance Mezzanine Fund, L.P., Alliance Investment Opportunities Fund, L.L.C., The Equitable Life Assurance Society of the United States and IBJ Whitehall Bank & Trust Company.

10.3 Investors Rights Agreement, dated as of June 29, 1999, among Questron Technology, Inc. and Albion Alliance Mezzanine Fund, L.P., Alliance Investment Opportunities Fund, L.L.C., The Equitable Life Assurance Society of the United States and IBJ Whitehall Bank & Trust Company

10.4 Unconditional Guaranty, dated as of June 30, 1999, by Questron Technology, Inc., Questron Finance Corp., Questron Distribution Logistics, Inc., Integrated Material Systems, Inc., Power Components, Inc., Fortune Industries, Inc., Fas-Tronics, Inc., California Fasteners, Inc., Comp Ware, Inc., Action Threaded Products, Inc., Action Threaded Products of Georgia, Inc., Action Threaded Products of Minnesota, Inc. and Capital Fasteners, Inc., in favor of each of Albion Alliance Mezzanine Fund, L.P., Alliance Investment Opportunities Fund, L.L.C., The Equitable Life Assurance Society of the United States and IBJ Whitehall Bank & Trust Company.

10.5 Amended and Restated Loan and Security Agreement, dated as of June 29, 1999, by and between Questron Technology, Inc. and its subsidiaries and Congress Financial Corporation (Florida) and Ableco Finance LLC